Standard Register

Third Quarter 2010

Investor Conference Call

October 29, 2010

10:00 AM EDT

Safe Harbor Statement

This presentation includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995.  Because such statements deal with future events, they are subject to various risks and uncertainties and actual results for fiscal year 2010 and beyond could differ materially from the Company’s current expectations.  Forward-looking statements are identified by words such as “anticipates,” “projects,” “expects,” “plans,” “intends,” “believes,” “estimates,” “targets,” and other similar expressions that indicate trends and future events.

Factors that could cause the Company’s results to differ materially from those expressed in forward-looking statements include, without limitation, variation in demand and acceptance of the Company’s products and services, the frequency, magnitude and timing of paper and other raw-material-price changes, general business and economic conditions  beyond the Company’s control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace including the ability to attract and retain customers, results of the MyC3 initiative and other cost-containment strategies, and the Company’s success in attracting and retaining key personnel.  Additional information concerning factors that could cause actual results to differ materially from those projected is contained in the Company’s filing with The Securities and Exchange Commission, including its report on Form 10-K for the year ended January 3, 2010.

The Company undertakes no obligation to update forward-looking statements as a result of new information since these statements may no longer be accurate or timely.

SR
Listed
NYSE

Standard Register

Investment Presentation Statement

The Company reports its results in accordance with Generally Accepted Accounting Principles in the United States (GAAP).  However, we believe that certain non-GAAP measures found in this press release when presented in conjunction with comparable GAAP measures are useful for investors. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows where amounts are either excluded or included not in accordance with generally accepted accounting principles. We discuss several measures of operating performance including adjusted net income, earnings per share, and cash flow and capital structure on a net debt basis which are not calculated in accordance with GAAP.  These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP.

Management evaluates the Company’s results excluding pension loss amortization, pension settlements, restructuring charges, and asset impairments.  We believe that this non-GAAP financial measure is useful to investors because it provides a more complete understanding of our current underlying operating performance, a clearer comparison of current period results with past reports of financial performance, and greater transparency regarding information used by management in its decision-making.  Internally, management and our Board of Directors use this non-GAAP measure to evaluate our business performance and to establish incentive compensation.

In addition, because our credit facility is borrowed under a revolving credit agreement which currently permits us to borrow and repay at will up to a balance of $100 million (subject to limitations related to receivables, inventories, and letters of credit), we take the measure of cash flow performance prior to borrowing or repayment of the credit facility.  In effect, we evaluate cash flow as the change in net debt (credit facility debt less cash and cash equivalents).

SR
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NYSE

Standard Register

Standard Register

Opening Remarks

Joseph P. Morgan, Jr.
President & Chief Executive Officer

Q3 Financial Highlights

•

Revenue

-

$0.1 million increase

-

Sixth consecutive quarter of stability

•

Gross Margin

-

Slight improvement on a % basis when factoring out LIFO effect

•

SG&A

-

Decreased by $1.6 million

-

MyC3 savings begin to offset planned investments

•

Net Income

-

$1.4 million or $0.05 per share

-

Non-GAAP adjusted income up $0.8 million from prior year

•

Cash Flow

-

$7.7 million positive for quarter

-

$3.2 million negative YTD – intend to be near breakeven by year-end

SR
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Standard Register

Our turnaround plan is in process

•

In 2009, we began a turnaround designed to…

-

Stabilize revenue

-

Improve earnings

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Generate cash flow to fund pension, investments and dividends

•

The key steps were to…

1.

Establish an operational framework – 5 Points of Change

2.

Advance the culture - Market & customer focused

3.

Establish a growth strategy – Outside-In

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We are on track with our goals

•

Our goals were to…

√ Stabilize revenue

√ Improve earnings

√ Generate cash

	Revenue Change ($Millions)	Earnings Per Share	Non-GAAP Cash Flow ($Millions)
Q109	-32.6	-0.38	-7.6
Q209	-27.8	0.11	7.9
Q309	-25.5	-0.19	-2.5
Q409*	-20	0.03	2.2
Q110	-7.2	-0.03	1.9
Q210	-6.3	0	-12.9
Q310	0.1	0.05	7.7

*Adjusted to remove extra week

SR
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Standard Register

Our transformation plan is straight-forward

•

Grow share and optimize

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Retain existing customers through superior customer service

-

Aggressively acquire new customers in target markets

-

Develop partnerships to take advantage of current production capacity in legacy products

-

Optimize our supply chain and go-to-market approach

•

Develop new solutions for growth and durability

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Obtain critical market expertise to support future needs

-

Leverage leadership position within focus markets to drive new solutions

-

Advance our portfolio through a robust make vs. buy process

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The MyC3 earnings improvement announced Q3 2009 is on track

•

We committed to generate $30-40 million improvement in net annual earnings by 2012

•

To date we have completed 397 ideas projected to improve earnings by >$40 million

•

Of those ideas we have realized $19 million YTD

•

We have purposely reinvested $12 million into technology enhancements, go-to-market, employee development and incentives

•

Net earnings through nine months = $7 million

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The Digital Print Network refresh started

Q1 2010 is essentially complete

•

$10mm investment to transform five regional print centers into “super centers,” equipping each with the high-speed, high-quality color printing, and in-line finishing and bindery capabilities as well as wide-format printers

•

In addition, three of the largest satellite facilities were upgraded with the latest high-speed, monochrome printing equipment.

•

Our digital transformation will deliver:

-

Quality improvements associated with high print quality and enhanced color management technology

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Workflow software that will seamlessly move customer orders from their desktop through our production process without manual intervention

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New integrated bindery capabilities that add features customers are demanding like perfect binding, square edge, comb and coil

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An improved work environment for Standard Register’s  manufacturing associates that provides less ozone, better ergonomics, enhanced safety, and machine uptime

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Industry leading machine speeds that allow digital printing to replace offset production at higher quantities

-

Environmental improvements including a 75% reduction in energy consumption versus our existing fleet of printers, and equipment constructed of recycled and recyclable materials

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The SMARTworks® upgrade announced

Q2 2010 was successfully completed

•

SMARTworks, our strategic, web-based technology platform, enables: competitive advantage, value to our customers,  and delivery of products and services

-

The SMARTworks platform has grown to support 800,000 users and 80% of our order volume

•

We are advancing a 7 year IT relationship

•

Key benefits of this initiative:

-

Demonstrates our commitment to advancing our web-based technology

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SMARTworks will be hosted in a next generation data center, one of the most advanced data centers in the world

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SMARTworks will deliver the highest levels of stability, security, and performance available for web-based technology

-

A complete upgrade of the technical infrastructure results in a state of the art, highly virtualized, architecture resulting in a more green footprint and nearly seamless scalability and recovery

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The Precision Dynamics agreement announced

Q2 2010 quickly made an impact

•

Provides a cross manufacturing agreement that creates new revenue streams for both organizations

•

Positions SR to increase revenue in patient ID and labeling by leveraging SMARTworks® and SR’s go to market channel

•

Leverages the capabilities of two leading Patient ID companies – SR and PDC

SR
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The Fusion Graphics acquisition of Q2 2010 is allowing us to advance our innovation

•

The acquisition provides us with increased intellectual property for In-Mold Labeling

-

9 registered patents

-

3 patents pending

-

1 registered trademark for Grafilm®

•

We launched Grafilm-Roto at the International Association of Rotational Molders annual meeting October 5

-

Meets manufacturer’s needs for large plastic products such as storage tanks, kayaks and children’s playground equipment

SR
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NYSE

Standard Register

Our business model is making progress

Commercial	• Signed $6.8 million of new contracts YTD, $9.3 million realized from 2009/2010 wins • Revenue continues to stabilize; Profit trends improving • Marketing solutions continue double digit growth

Healthcare

•

Signed $12.7 million of new contracts YTD, $9.5 million realized from prior 2009/2010 wins

•

Novation - renewed majority of base, secured $12 million new & $31 million opportunities

•

49% growth in technology revenue; $2.4 million new installs YTD

•

Patient ID advances:  Premier, Broadlane, Precision Dynamics and JL Group

Industrial

•

Q3 Revenue growth of 12% over prior year; 20% YTD

•

Mexico surpassed 2009 full year revenue in nine months, 180% CAGR from start

•

Signed $6.2 million of new MPS contracts YTD, $5.9 million realized from 2009/2010 wins

•

Signed $3 million of new In-Mold Labeling opportunities YTD, $47 million opportunities

Shared Services

•

MyC3 Initiative on track with $30-40 million earnings improvement

•

SMARTworks® platform successfully transitioned to new data center

•

Digital print network refresh essentially complete

•

Client loyalty measure improving

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We extended our position within Premier creating new opportunities

•

Renewed multi-year agreement to provide document management products to Premier members

•

Secured new contract for print shop management services, electronic forms, electronic content management solutions and document imaging services

•

Opportunity to sell to 2,400 hospitals and nearly 70,000 other healthcare sites that comprise the Premier Health Alliance

-

Protecting $56 million revenue base

-

Access to ~$25 million of new revenue opportunities

•

Sole supplier to members participating in Premier’s ASCEND (Accelerated Supply Chain Endeavor) program, which is designed to help participants achieve and sustain rapid supply chain performance improvement

-

Access to $8-10 million of new revenue opportunities

SR
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Healthcare continues to advance our Patient Identification solutions

•

Broadlane GPO Contract Expansion

-

Signed three-year agreement to expand current effective October 1, 2010

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Expanded previous document management contract to offer patient identification wristbands

-

Opportunity to sell to 1,100 acute care hospitals and nearly 50,000 other non-acute care facilities that the GPO serves

-

Access to $5-$6 million of new revenue opportunities

•

JL Group Limited

-

Trading partner located in the United Kingdom

-

Offering Standard Register laser wristbands marketed as PatientBand

-

Serving an estimated 60 million people through the National Health Service (NHS)

SR
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We must continue to offset our challenges

•

Our portfolio is weighted heavily towards legacy products

•

Legacy products will decline due to technology

•

Price is stabilizing but is expected to continue as an issue

•

Pension remains a burden

•

Maintaining a neutral if not slightly positive cash flow is critical

SR
Listed
NYSE

Standard Register

Standard Register

Third Quarter & Year-to-Date Financial Review

Robert M. Ginnan
VP, Treasurer & Chief Financial Officer

Operating Statement ($ in Millions)

Third Quarter				Operating Statement	Nine Months
2010		2009			2010		2009

163.6		163.5		Revenue	495.7		509.2
0.0%		-13.5%		% Change	-2.6%		-14.4%

51.8		53.2		Gross Margin	157.1		161.6
31.7%		32.5%		% Revenue	31.7%		31.7%
	% Rev		% Rev			% Rev		% Rev
49.3	30.1%	50.9	31.1%	SG&A Expense	153.9	31.1%	151.0	29.7%
0.0	0.0%	0.7	0.4%	Pension Settlement	0.0	0.0%	20.4	4.0%
-0.8	-0.5%	0.2	0.1%	Environmental Remediation	-0.8	-0.2%	0.1	0.0%
0.0	0.0%	10.6	6.5%	Restructuring & Impairment	1.5	0.3%	11.6	2.3%
0.6	0.4%	0.2	0.1%	Interest Expense & Other	1.4	0.3%	0.6	0.1%
2.7	1.6%	-9.3	-5.7%	Pretax Income / (Loss)	1.1	0.2%	-22.1	-4.3%

1.3	0.8%	-3.8	-2.3%	Income Taxes	0.6	0.1%	-8.9	-1.7%

1.4	0.8%	-5.5	-3.3%	Total Net Income / (Loss)	0.5	0.1%	-13.3	-2.6%
0.05		-0.19		Total Earnings per Share	0.02		-0.46

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Segment Operating Results ($ in Millions)

Third Quarter				Segment Operating Results	Nine Months
2010		2009			2010		2009
	% Chg		% Chg	Revenue		% Chg		% Chg
43.7	-2.8%	44.9	-15.6%	Financial Services	131.8	-7.4%	142.3	-15.8%
38.9	-3.2%	40.2	-16.1%	Emerging Markets	122.2	-1.3%	123.9	-18.5%
82.6	-3.0%	85.2	-15.8%	Total Commercial	254.0	-4.6%	266.2	-17.1%

61.4	0.8%	60.9	-10.9%	Healthcare	184.6	-5.5%	195.5	-7.7%
19.6	12.4%	17.4	-10.5%	Industrial	57.0	20.2%	47.4	-23.7%
163.6	0.0%	163.5	-13.5%	Total Revenue	495.7	-2.6%	509.2	-14.4%

	% Rev		% Rev	Gross Margin		% Rev		% Rev
12.4	28.3%	13.0	28.9%	Financial Services	39.1	29.7%	41.4	29.1%
10.3	26.5%	11.0	27.3%	Emerging Markets	31.7	25.9%	33.9	27.3%
22.7	27.5%	24.0	28.2%	Total Commercial	70.8	27.9%	75.3	28.3%

22.2	36.1%	22.0	36.1%	Healthcare	67.2	36.4%	70.2	35.9%
6.3	31.9%	4.9	28.0%	Industrial	16.6	29.1%	13.1	27.6%
0.7		2.3		LIFO Adjustment	2.6		3.0
51.8	31.7%	53.2	32.5%	Total Gross Margin	157.1	31.7%	161.6	31.7%

	% Rev		% Rev	Operating Income / (Loss)		% Rev		% Rev
1.5	3.3%	1.3	3.0%	Financial Services	4.9	3.7%	6.1	4.3%
-0.6	-1.5%	-1.0	-2.5%	Emerging Markets	-3.5	-2.9%	-1.9	-1.5%
0.9	1.0%	0.3	0.4%	Total Commercial	1.4	0.6%	4.2	1.6%

4.9	7.9%	4.0	6.5%	Healthcare	12.9	7.0%	16.5	8.5%
0.7	3.7%	-0.4	-2.2%	Industrial	-0.4	-0.7%	-0.9	-2.0%
-3.8		-13.2		Unallocated[1]	-12.8		-41.9
2.7	1.6%	-9.3	-5.7%	Total Operating Income / (Loss)	1.1	0.2%	-22.1	-4.3%
1A reconciliation of Unallocated is provided in Note 14 of the Form 10-Q for the quarterly period ended October 3, 2010.

SR
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Standard Register

Balance Sheet Summary ($ in Millions)

		Operating Investment
Sep-10	Sep-09		Sep-10	Dec-09
92.3	82.3	Working Capital [Excl Cash & Debt]	92.3	89.3
9.1x	8.6x	Turnover	9.1x	7.8x

78.2	90.5	Capital Assets @ NBV	78.2	85.7
170.5	172.7	Total Working + Capital Assets	170.5	175.0
5.0x	4.1x	Turnover -- Working Capital + Capital Assets	5.0x	4.0x

38.5	40.9	Deferred Tax Asset [Excl Pension Liability1]	38.5	38.7
0.3	-0.8	All Other Net LT Assets / (Liabilities)	0.3	-2.0
209.2	212.9	Net Operating Investment	209.2	211.8
		Capital Structure
Sep-10	Sep-09		Sep-10	Dec-09
37.0	35.8	Credit Facility	37.0	35.7
-0.5	-0.2	Less Cash & Short-term Investments	-0.5	-2.4
36.5	35.5	Net Debt	36.5	33.3
17.5%	16.7%	Net Debt : Total Capital	17.5%	15.7%

119.8	129.9	Pension Liability [Net of Tax1]	119.8	136.1
3.9	0.0	Capitalized Lease Obligation	3.9	0.0
1.1	0.2	Loan Payable	1.1	0.2
161.3	165.6	Total Debt	161.3	169.6
77.1%	77.8%	Total Debt : Total Capital	77.1%	80.1%
46.7%	43.2%	Total Debt : Total Capital on a GAAP Basis	46.7%	46.0%

47.9	47.3	Shareholder's Equity	47.9	42.2
209.2	212.9	Total Capital	209.2	211.8
[1]Deferred Tax Asset related to the Pension Liability is $64.1 September 2009, $66.0 December 2009 and $61.5 September 2010

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Cash Flow Summary ($ in Millions)

Third Quarter		Cash Flow Summary	Nine Months
2010	2009		2010	2009
16.6	8.2	From Operations[1]	33.1	39.2

-2.1	-1.1	Capital Expenditures	-6.5	-6.1
-1.4	-1.4	Dividends Paid	-4.4	-9.6
0.0	0.0	Acquisition	-2.5	0.0
-4.2	-6.1	Pension Funding	-17.7	-20.6
-0.9	-2.7	Restructuring	-4.4	-5.5
-0.3	0.0	Principal Payments on LT Debt	-1.1	-0.2
0.1	0.6	Sale of Assets	0.2	0.6
7.7	-2.5	Non-GAAP Net Cash Flow	-3.2	-2.1
36.5	35.5	Ending Net Debt Balance	36.5	35.5

Reconciliation of GAAP to Non-GAAP
Third Quarter			Nine Months
2010	2009		2010	2009
13.1	-8.1	GAAP Net Cash Flow	-1.9	-0.1
-5.4	5.6	Credit facility paid (borrowed)	-1.3	-2.1
7.7	-2.5	Non-GAAP Net Cash Flow	-3.2	-2.1

[1]Excluding Pension Funding and Restructuring

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For Additional Information

Shaun C. Smith
VP Finance and Investor Relations

The Standard Register Company

600 Albany Street, Dayton OH  45417

Tel: 937.221.1504

Fax: 937.221.1205

email: shaun.smith@standardregister.com

www.standardregister.com

Managing the documents you can't live without®

SR
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Standard Register